SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 15, 2004

A. O. Smith Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 245008, Milwaukee, Wisconsin 53224-9508
(Address of principal executive offices, including zip code)

(414) 359-4000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits. The following exhibit is being filed herewith:

(99)     News Release of A. O. Smith Corporation, dated April 15, 2004.

Item 12. Results of Operations and Financial Condition

On April 15, 2004, A. O. Smith Corporation (“the Company”) issued a news release announcing the Company’s results for the quarter ended March 31, 2004. A copy of the Company’s news release is attached as Exhibit 99 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: April 15, 2004	By: /s/ Kenneth W. Krueger
Kenneth W. Krueger
Senior Vice President and
Chief Financial Officer

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated April 15, 2004.

Exhibit
Number            Description

99	News Release of A. O. Smith Corporation, dated April 15, 2004.